UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 13, 2014

(Date of earliest event reported)

OCI Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address:	Physical Address:
P.O. Box 1647 Nederland, Texas 77627	5470 N. Twin City Highway Nederland, Texas 77627

(Address of principal executive offices and zip code)

(409) 723-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Revolving Credit Agreement

The description of the RCA Amendment No. 1 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the RCA Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 3 to Term Loan Credit Agreement

The description of the TLCA Amendment No. 3 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the TLCA Amendment No. 3 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment No. 1 to Revolving Credit Agreement

On June 13, 2014, OCI Beaumont LLC (“OCIB”) and OCI Partners LP (the “Partnership”) entered into Amendment No. 1 (the “RCA Amendment No. 1”) to the Revolving Credit Agreement dated as of April 4, 2014 (as so amended, the “Revolving Credit Facility”) with Bank of America, N.A., as administrative agent for the lenders. RCA Amendment No. 1 (i) amended Section 10.01(ii) by adding that the liens permitted by such section cannot be for debt that is overdue, (ii) amended Section 10.01(xiv) to clarify that such sub-section permits the granting of liens in connection with hedge agreements permitted under the terms of the Revolving Credit Facility, (iii) revised the intercompany subordination agreement entered into in connection with the Revolving Credit Facility to clarify that intercompany debt will be subordinate to the obligations owed to counterparties under hedge agreements that are secured pursuant to the terms of the Revolving Credit Facility and (iv) made certain technical changes to certain defined terms.

The foregoing description of the RCA Amendment No. 1 is not complete and is qualified in its entirety by reference to the full text of the RCA Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Amendment No. 3 to Term Loan Credit Agreement

On June 13, 2014, OCIB, the Partnership and OCI USA Inc. entered into Amendment No. 3 (the “TLCA Amendment No. 3”) to the Term Loan Credit Agreement dated as of August 20, 2013 (as so amended, the “Term Loan B Credit Facility”) with Bank of America, N.A., as administrative agent for the lenders. The TLCA Amendment No. 3 (i) amended Section 10.01(ii) by adding that the liens permitted by such section cannot be for debt that is overdue, (ii) revised the intercompany subordination agreement entered into in connection with Term Loan B Credit Facility to clarify that intercompany debt will be subordinate to the obligations owed to counterparties under hedge agreements that are secured pursuant to the terms of the Term Loan B Credit Facility and (iii) made certain technical changes to certain defined terms.

The foregoing description of the TLCA Amendment No. 3 is not complete and is qualified in its entirety by reference to the full text of the TLCA Amendment No. 3, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1, dated as of June 13, 2014, among OCI Beaumont LLC, OCI Partners LP and Bank of America, N.A., as administrative agent and a lender, to the Revolving Credit Agreement dated as of April 4, 2014

10.2	Amendment No. 3, dated as of June 13, 2014, among OCI Beaumont LLC, OCI USA Inc., OCI Partners LP and Bank of America, N.A., as administrative agent, to the Term Loan Credit Agreement dated as of August 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

	By:	OCI GP LLC, its general partner

Dated: June 13, 2014	By:	/s/ Frank Bakker
Frank Bakker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated as of June 13, 2014, among OCI Beaumont LLC, OCI Partners LP and Bank of America, N.A., as administrative agent and a lender, to the Revolving Credit Agreement dated as of April 4, 2014

10.2	Amendment No. 3, dated as of June 13, 2014, among OCI Beaumont LLC, OCI USA Inc., OCI Partners LP and Bank of America, N.A., as administrative agent, to the Term Loan Credit Agreement dated as of August 20, 2013